Exhibit 99.2

Occidental Petroleum Corporation

Financial Data

RETROSPECTIVE APPLICATION

Millions, except per share amounts

	2002	2003	2004	2005					2006
	12 Mos	12 Mos	12 Mos	Qtr 1	Qtr 2	Qtr 3	Qtr 4	12 Mos	Qtr 1
Segment net sales
Oil & Gas	4,536	5,783	7,093	2,089	2,220	2,617	2,879	9,805	3,125
Chemicals	2,613	3,092	3,675	1,061	1,128	1,190	1,262	4,641	1,241
Other	—	145	111	23	37	50	41	151	30
	7,149	9,020	10,879	3,173	3,385	3,857	4,182	14,597	4,396
Segment earnings
Oil & Gas	$2,160	$3,129	$4,021	$1,279	$1,255	$1,638	$1,796	$5,968	$1,910
Chemicals	177	223	414	214	225	3	165	607	248
	2,337	3,352	4,435	1,493	1,480	1,641	1,961	6,575	2,158
Unallocated corporate items
Interest	(321)	(333)	(240)	(61)	(47)	(70)	(23)	(201)	(29)
Other	(424)	(271)	(150)	(51)	73	660	(89)	593	(73)
Income taxes	(425)	(1,189)	(1,639)	(584)	(26)	(574)	(743)	(1,927)	(905)
Income from continuing operations	1,167	1,559	2,406	797	1,480	1,657	1,106	5,040	1,151
Discontinued operations, net	(83)	36	162	49	56	87	46	238	78	(a)
Change in accounting principles, net	(95)	(68)	—	—	—	3	—	3	—
Net Income	$989	$1,527	$2,568	$846	$1,536	$1,747	$1,152	$5,281	$1,229
Basic earnings per common share
Income from continuing operations	$3.10	$4.06	$6.08	$1.99	$3.68	$4.10	$2.73	$12.49	$2.71
Discontinued operations, net	(0.22)	0.10	0.41	0.12	0.14	0.21	0.11	0.59	0.19	(a)
Change in accounting principles, net	(0.25)	(0.18)	—	—	—	0.01	—	0.01	—
	$2.63	$3.98	$6.49	$2.11	$3.82	$4.32	$2.84	$13.09	$2.90
Diluted earnings per common share
Income from continuing operations	$3.08	$4.01	$5.99	$1.96	$3.63	$4.03	$2.69	$12.32	$2.67
Discontinued operations, net	(0.22)	0.10	0.41	0.12	0.14	0.21	0.11	0.58	0.19	(a)
Change in accounting principles, net	(0.25)	(0.18)	—	—	—	0.01	—	0.01	—
	$2.61	$3.93	$6.40	$2.08	$3.77	$4.25	$2.80	$12.91	$2.86
Dividends per common share	$1.00	$1.04	$1.10	$0.31	$0.31	$0.31	$0.36	$1.29	$0.36

(a) Discontinued operations, net for the 1st quarter 2006 included $13 million ($0.03 per share basic) for Vintage held for sale properties and $65 million ($0.16 per share basic) for Ecuador.

Occidental Petroleum Corporation

Financial Core Data

RETROSPECTIVE APPLICATION

Millions, except per share amounts

	2002	2003	2004	2005					2006
	12 Mos	12 Mos	12 Mos	Qtr 1	Qtr 2	Qtr 3	Qtr 4	12 Mos	Qtr 1
Oil & Gas	$2,160	$3,129	$4,021	$1,279	$1,281	$1,647	$1,805	$6,012	$1,910
Chemicals	177	223	414	214	225	167	171	777	248
Segment earnings	2,337	3,352	4,435	1,493	1,506	1,814	1,976	6,789	2,158
Unallocated corporate items
Interest	(321)	(272)	(229)	(51)	(46)	(40)	(22)	(159)	(29)
Other	(182)	(271)	(256)	(51)	(67)	(39)	(89)	(246)	(73)
Taxes	(831)	(1,210)	(1,651)	(578)	(594)	(731)	(749)	(2,652)	(905)
Core Income	$1,003	$1,599	$2,299	$813	$799	$1,004	$1,116	$3,732	$1,151
Significant items affecting earnings (see detail below)	(14)	(72)	269	33	737	743	36	1,549	78
Reported income	$989	$1,527	$2,568	$846	$1,536	$1,747	$1,152	$5,281	$1,229
Core earnings per share
Basic	$2.67	$4.17	$5.81	$2.03	$1.99	$2.48	$2.75	$9.25	$2.71
Diluted	$2.64	$4.11	$5.73	$2.00	$1.96	$2.44	$2.71	$9.12	$2.67
Significant items affecting earnings
Oil & Gas
Hurricane related insurance charge	$—	$—	$—	$—	$—	$(9)	$(9)	$(18)	$—
Contract settlement	—	—	—	—	(26)	—	—	(26)	—
	—	—	—	—	(26)	(9)	(9)	(44)	—
Chemicals
Write-off of plants	—	—	—	—	—	(159)	—	(159)	—
Hurricane related insurance charge	—	—	—	—	—	(5)	(6)	(11)	—
	—	—	—	—	—	(164)	(6)	(170)	—
Corporate
Debt repurchase expense	—	(61)	—	(10)	(1)	(30)	(1)	(42)	—
Trust preferred redemption charge	—	—	(11)	—	—	—	—	—	—
Gain on Lyondell stock issuance	—	—	121	—	—	—	—	—	—
Gain on sale of Lyondell shares	—	—	—	—	140	—	—	140	—
Gain on sale of Premcor / Valero shares	—	—	—	—	—	726	—	726	—
Pre-tax loss on sale of Equistar investment	(242)	—	—	—	—	—	—	—	—
Equity investment hurricane related insurance chg	—	—	—	—	—	(2)	—	(2)	—
Equity investment impairment	—	—	—	—	—	(15)	—	(15)	—
Hurricane related insurance charge	—	—	(15)	—	—	(10)	—	(10)	—
State tax issue	—	—	—	(10)	—	—	—	(10)	—
Settlement of federal tax issue	—	—	47	—	619	—	—	619	—
Tax reserve reversals - statute of limitations	—	—	—	—	—	335	—	335	—
Tax effect of pre-tax adjustments	406	21	(35)	4	(51)	(178)	6	(219)	—
Discontinued operations, net	(83)	36	162	49	56	87	46	238	78
Changes in accounting principles, net	(95)	(68)	—	—	—	3	—	3	—
	(14)	(72)	269	33	763	916	51	1,763	78
CONSOLIDATED	$(14)	$(72)	$269	$33	$737	$743	$36	$1,549	$78

Occidental Petroleum Corporation

Operational Data

RETROSPECTIVE APPLICATION

Oil & Gas Net Production Per Day by Geographical Locations

	2002	2003	2004	2005					2006
NET PRODUCTION PER DAY:	12 Mos	12 Mos	12 Mos	Qtr 1	Qtr 2	Qtr 3	Qtr 4	12 Mos	Qtr 1
United States
Crude Oil and Liquids (MBBL)
California	86	81	78	77	75	73	78	76	82
Permian	142	150	154	148	156	165	170	161	166
Horn Mountain	1	21	19	18	11	10	14	13	15
Hugoton / Other	3	4	3	4	3	3	3	3	3
Total	232	256	254	247	245	251	265	253	266
Natural Gas (MMCF)
California	286	252	237	241	240	239	247	242	250
Hugoton / Other	148	138	127	129	133	133	139	133	133
Permian	130	129	130	146	166	186	180	170	189
Horn Mountain	—	13	13	12	9	6	6	8	10
Total	564	532	507	528	548	564	572	553	582
Latin America
Crude Oil (MBBL)
Argentina	—	—	—	—	—	—	—	—	24
Colombia	40	37	37	32	36	38	36	36	39
Total	40	37	37	32	36	38	36	36	63
Natural Gas (MMCF)
Argentina	—	—	—	—	—	—	—	—	13
Bolivia	—	—	—	—	—	—	—	—	13
Total	—	—	—	—	—	—	—	—	26
Middle East and North Africa
Crude Oil (MBBL)
Oman	13	12	13	23	19	12	13	17	17
Qatar	42	45	45	43	43	42	42	42	44
Yemen	37	35	32	35	28	23	24	28	32
Libya	—	—	—	—	—	9	24	8	22
Total	92	92	90	101	90	86	103	95	115
Natural Gas (MMCF)
Oman	—	—	55	56	61	35	25	44	25
Other Eastern Hemisphere
Crude Oil (MBBL)
Pakistan	10	9	7	5	6	5	5	5	4
Natural Gas (MMCF)
Pakistan	63	74	75	78	72	81	77	77	75
Consolidated subsidiaries (MBOE)	479	495	494	495	491	493	521	501	566
Colombia - minority interest	(5)	(5)	(4)	(4)	(5)	(5)	(4)	(4)	(5)
Russia - Occidental net interest	27	30	29	30	28	27	28	28	29
Yemen - Occidental net interest	1	2	1	2	2	1	1	1	2
Total worldwide production (MBOE)	502	522	520	523	516	516	546	526	592